Exhibit 10.20(f)
Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information marked “[***]” in this Exhibit has been filed with the Securities and Exchange Commission together with such request for confidential treatment.
Execution Version

AMENDMENT NO. 5
TO
JUPITER GAS GATHERING AGREEMENT
This Amendment No. 5 to the Jupiter Gas Gathering Agreement (this “Amendment”) is made and entered into as of October 1, 2017, by and between EQT Production Company (“Producer”) and EQT Energy, LLC (collectively with Producer, “Shipper”), on the one hand, and EQM Gathering OPCO, LLC (“Gatherer”), on the other hand. Producer, Shipper and Gatherer are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties made and entered into that certain Jupiter Gas Gathering Agreement, the “Agreement”, dated May 1, 2014 (as amended by that certain Amendment No. 1 to Jupiter Gas Gathering Agreement, dated December 17, 2014, that certain Amendment No. 2 to Jupiter Gas Gathering Agreement, dated October 26, 2015, that certain Amendment No. 3 to Jupiter Gas Gathering Agreement, dated August 1, 2016,and that certain Amendment No. 4 to Jupiter Gas Gathering Agreement, dated June 1, 2017), pursuant to which, among other provisions, Shipper requested that Gatherer provide gathering services to Shipper by receiving quantities of Gas from Shipper at the Receipt Points and redelivering such Gas to or for Shipper’s account at the Delivery Points; and

WHEREAS, the Parties intend to amend Exhibit A and Section II (Table of Incremental Capital Fees) of Exhibit B-2 of the Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.Definitions. All capitalized terms used but not otherwise defined or amended herein shall have the meanings ascribed to them in the Agreement.

2.Amendments.

a.	Exhibit A attached to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit A attached hereto as Attachment 1.

b.
Section II (Table of Incremental Capital Fees) of Exhibit B-2 attached to the Agreement is hereby deleted in its entirety and replaced with the revised Section II (Table of Incremental Capital Fees) attached hereto as Attachment 2. In accordance with Section 4.2(b) of the Agreement, the Parties have agreed to an Incremental Capital Project in respect of the new Receipt Point identified in Section II of Exhibit B-2 (the “West Run – Hopewell Ridge Receipt Point”), which is separate from the

Amendment No. 5

West Run Receipt Point in Zone 1 identified on the revised Exhibit A attached hereto as Attachment 1. The Parties further agree that:

i.	this Incremental Capital Project shall not trigger an increase in the Compression MDQ or the Contract MDQ or an extension of any Term under the Agreement;

ii. the Incremental Capital Fee shall be a negotiated volumetric rate of [***] (in lieu of a Monthly reservation rate) for all Gas delivered by Shipper and received by Gatherer at West Run – Hopewell Ridge Receipt Point, which Receipt Point will not be subject to the Target Receipt Point Pressure, and any Gas delivered to such Receipt Point shall not be considered in calculating the Compression MDQ, the Contract MDQ or the Overrun Fees under the Agreement;

iii. the Incremental Capital Fee shall apply to Gas delivered to the West Run – Hopewell Ridge Receipt Point beginning [***] and until [***], and thereafter shall apply to such Gas until terminated by either Party on the last Day of a Month by delivering written notice to the other Party at least thirty (30) Days prior to the date of termination.

iv. Shipper shall not install wellhead or other compression upstream of the West Run – Hopewell Ridge Receipt point without prior written consent from Gatherer.

c.	In Section III (Site Specific Data and Facility Responsibility Matrix) of Exhibit F attached to the Agreement:

i.
the pages including Section III.A.1 (Receipt Point Interconnect Data) is hereby deleted in their entirety and replaced with the revised pages including Section III.A.1 (Receipt Point Interconnect Data) attached hereto as Attachment 3; and

ii. Section III.A.2 (Responsibility for Interconnect Facility Equipment) is hereby amended to include the additional Interconnect Facilities responsibilities tables for the meters identified as set forth below, which tables (1) establish the design, construction, operation, maintenance and cost responsibility for each such meter and (2) are attached hereto as Attachment 3.

2

Amendment No. 5

M5277181        M5274373        M5258883
M5274165        M5274166        M5274167
M5256116        M5256117        M5256118
M5272524        M5291357

3.Effect of Amendment. The Agreement, as amended hereby, shall remain in full force and effect, and all terms hereof are hereby ratified and confirmed by the Parties.

4.Further Actions. The Parties agree to execute such other documents and take such further actions necessary to effectuate this Amendment.

5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. It is agreed by the Parties that facsimile signature pages signed by the Parties shall be binding to the same extent as original signature pages.

6.Entire Agreement. This Amendment is the entire agreement between the Parties concerning the subject matter hereof and neither Party shall be bound by representations except as set forth in this Amendment.

7.Amendments. This Amendment may not be modified or amended except by a written agreement signed by the Parties.

[The remainder of this page intentionally left blank.]

3

Amendment No. 5

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EQT PRODUCTION COMPANY	EQM GATHERING OPCO, LLC
By: /s/ David Schlosser__________	By: /s/ Jeremiah J. Ashcroft_______
Name: David Schlosser____________	Name: Jeremiah J. Ashcroft__________
Title: President__________________	Title: President___________________
EQT ENERGY, LLC
By: /s/ Donald M. Jenkins_________
Name: Donald M. Jenkins____________
Title: President____________________

4

Amendment No. 5

ATTACHMENT 1

Amendment No. 5

EXHIBIT A
RECEIPT POINTS, DELIVERY POINTS,
CONTRACT MDQ AND COMPRESSION MDQ

Receipt Point(s)	Receipt Point MDQ MMcf/Day	Zone	Zone MDQ MMcf/Day

West Run	80	Zone 1	300
Koloski	90	Zone 1	300
Green Hill	80	Zone 1	300
Pierce	100	Zone 1	300
Walker B	30	Zone 1	300
Moore	40	Zone 1	300
Phillips	30	Zone 1	300
Scotts Run	30	Zone 1	300
Patterson Creek	60	Zone 1	300
Carpenter	120	Zone 1	300

Moninger	200	Zone 2	370
Cooper	140	Zone 2	370
Big Sky	75	Zone 2	370
Harris	45	Zone 2	370
Amity	15	Zone 2	370
Harden Farm	110	Zone 2	370
Connors	65	Zone 2	370
Pettit	65	Zone 2	370
Hughes	55	Zone 2	370
Roberts	9	Zone 2	370
Harden	25	Zone 2	370
Shipman	37.5	Zone 2	370
J&J	37.5	Zone 2	370

Lacko	150	Zone 3	370
Hildebrand	35	Zone 3	370
Pyles	40	Zone 3	370
Beazer	50	Zone 3	370
Yabolnski	70	Zone 3	370
Minor	60	Zone 3	370
Nicoloff	30	Zone 3	370
McMillan	20	Zone 3	370
Robinson	20	Zone 3	370
Thompson	25	Zone 3	370
Thistlewaite	2	Zone 3	370
Alpha	80	Zone 3	370
Strope	100	Zone 3	370

West Run - Hopewell Ridge	N/A	N/A	N/A

Exhibit A

Amendment No. 5

EXHIBIT A (Continued)
RECEIPT POINTS, DELIVERY POINTS,
CONTRACT MDQ AND COMPRESSION MDQ

Delivery Point(s)	Location
Ingram	Equitrans H-109
Amity	Equitrans H-125
Jupiter	Equitrans H-148
Callisto	Equitrans H-160
Hopewell Ridge	Equitrans H-160
Pipers Ridge	Equitrans M-78
Europa	Equitrans H-165
Io	Equitrans H-148 and M-78

Drip Liquids Delivery Point(s)	Location
Not applicable

Contract MDQ:	792,000 Dth / Day
Compression MDQ:	792,000 Dth / Day

Exhibit A

Amendment No. 5

ATTACHMENT 2

Amendment No. 5

II.    Table of Incremental Capital Fees

Incremental Capital Project	Contract MDQ	Incremental Capital Fee	In-Service Date	Applicable Expansion Term
West Run – Hopewell Ridge Receipt Point (5100053)	[***]	Volumetric fee of [***]	[***]	Until [***], and thereafter until terminated by either Party on the last Day of a Month by delivering written notice to the other Party at least thirty (30) Days prior to the date of termination.

Exhibit B-2

Amendment No. 5

ATTACHMENT 3

Amendment No. 5

III.    SITE SPECIFIC DATA AND FACILITY RESPONSIBILITY MATRIX

A.	In addition to the minimum design specification and operating parameters set forth in the Engineering and Technical Design Standards, the following specifications shall be followed:

1.
Receipt Point Interconnect Data: The table below provides for the list of meters covered under this Agreement which may be updated from time to time in accordance with the terms and conditions of this Agreement. Each meter in the Receipt Point Interconnect table shall conform to the specifications listed in the table applicable to such meter under Section III(A)(2).

Meter ID	Meter Name	GPS Coordinates	MAOP	MinDQ* (Mcf / Day)	MaxDQ (Mcf / Day)
17019	Cooper B	39.95597, -80.26908	720	1,220	78,500
11798	Roberts 1	39.94097, -80.326422	720	320	19,600
17018	Roberts 2	39.94097, -80.25422	720	320	19,600
11796	McMillen	39.9836, -80.1209	720	710	45,900
M5256116	McMillen 2 MM - 1	39.98455, -80.11803	1400	2,100	51,433
M5256117	McMillen 2 MM - 2	39.98455, -80.11803	1400	2,100	51,433
M5256118	McMillen 2 MM - 3	39.98455, -80.11803	1400	2,100	51,433
17042	Pyles 1	39.969918, -80.110996	1,440	1,670	78,500
M5224755	Pyles 2	39.96643, -80.1116	1440	1,227	64,353
17035	Hildebrand	39.974133, -80.096991	720	650	45,900
17022	Robison 1	39.979817, -80.072114	720	680	45,900
18156	Robison 2	39.97799, -80.07021	720	720	45,900
17043	Thompson 1	39.948602, -80.096748	720	680	45,900
17115	Thompson 2	39.948602, -80.096748	720	680	45,900
11797	Thistlewaite	39.96395, -80.100731	720	320	19,600
17044	Conner 1	39.946228, -80.240644	720	680	45,900
5100003	Conner 2	39.946228, -80.240644	720	680	45,900
17037	Phillips	39.933614, -80.293665	1,400	1,150	115,300
18155	Walker B	39.934471, -80.318565	1,400	1,600	67,500

Exhibit F

Amendment No. 5

Meter ID	Meter Name	GPS Coordinates	MAOP	MinDQ* (Mcf / Day)	MaxDQ (Mcf / Day)
5100014	Scott’s Run 1	39.93239, -80.32793	1,400	2,700	115,300
5100015	Scott’s Run 2	39.93239, -80.32793	1,400	2,700	115,300
M5225755	Scott's Run 3	39.93237, -80.32812	1,400	1,227	64,353
5100065	Moore MM B Run	39.92772, -80.33715	1,400	2,700	115,300
M5277181	Moore MM Run 2	39.92763, -80.33740	1440	1,150	28,800
5100039	West Run (NIJUS25)	39.913752, -80.303533	1,400	2,700	115,300
5100053	West Run – Hopewell Ridge	39.91312, -80.30316	1,400	2,511	87,994
5100055	Patterson 1	39.936506 , -80.310759	1,400	2,700	115,300
5100063	Patterson 2	39.936506 , -80.310759	1,400	2,700	115,300
5100057	Nicoloff 1	39.954037, -80.065039	720	720	45,900
M5224083	Nicoloff 2	39.954037, -80.065039	720	1,227	44,838
5100018	Pierce 1	39.90734, -80.28209	720	2,630	78,500
5100019	Pierce 2	39.90734, -80.28209	720	2,630	78,500
5100064	Pierce 3	39.90734, -80.28209	720	2,630	45,900
M5213961	Big Sky 1	39.99805556,-80.20277	720	1,750	78,500
M5213962	Big Sky 2	39.99805556, -80.20277	720	1,750	78,500
M5213963	Big Sky 3	39.99805556, -80.20277	720	1,030	45,900
M5220213	Petit 1	39.94523, -80.23994	720	1,227	44,838
M5220220	Petit 2	39.94523, -80.23994	720	1,227	44,838
M5220221	Petit 3	39.94523, -80.23994	720	726	26,240
M5248813	Petit 4	39.94684, -80.24028	1,440	1,227	64,353
M5248814	Petit 5	39.94684, -80.24028	1,440	1,227	64,353
M5248816	Petit 6	39.94684, -80.24028	1,440	1,227	64,353
M5254623	Petit 7	39.94684, -80.24028	1,440	1,227	64,353
M5224627	Alpha 1	39.960097, -80.130604	720	1,227	44,838
M5224714	Alpha 2	39.960097, -80.130604	720	1,227	44,838
M5274373	Alpha 3	39.960097, -80.130604	720	1,950	35,500
M5234610	Moninger Run 1	39.99511, -80.20636	1,440	1,227	64,353

Exhibit F

Amendment No. 5

Meter ID	Meter Name	GPS Coordinates	MAOP	MinDQ* (Mcf / Day)	MaxDQ (Mcf / Day)
M5234612	Moninger Run 2	39.99511, -80.20636	1,440	1,227	64,353
M5234613	Moninger Run 3	39.99511, -80.20636	1,440	1,227	64,353
M5235813	Moninger Run 4	39.99511, -80.20636	1,440	1,227	64,353
M5234486	Koloski Run 1	39.95875, -80.31068	1,440	1,227	64,353
M5234487	Koloski Run 2	39.95875, -80.31068	1,440	1,227	64,353
M5234488	Koloski Run 3	39.95875, -80.31068	1,440	1,227	64,353
17020	Iames	40.0308, -80.15266	720	726	37,660
M5219031	Shipman 1	39.991551, -80.194235	720	726	37,660
M5219033	Shipman 2	39.991551, -80.194235	720	1,227	64,353
M5258883	Shipman Gathering MM - Run 3	39.991551, -80.194235	720	1,950	35,500
33297	Ingram 590004	39.93929, -80.26466	720	356	16,118
33341	ROG46H1	39.94097, -80.26422	720	356	16,118
M5210064	Lacko 1	39.968683, -80.150911	720	1,227	64,353
M5210065	Lacko 2	39.968683, -80.150911	720	1,227	64,353
M5210066	Lacko 3	39.968683, -80.150911	720	1,227	64,353
M5234259	Yablonski 1	39.99347, -80.06271	1440	1,227	64,353
M5234260	Yablonski 2	39.99347, -80.06271	1440	1,227	64,353
M5226733	Beazer 1	39.92417, -80.10866	1440	1,227	64,353
M5226735	Beazer 2	39.92417, -80.10866	1440	1,227	64,353
M5249530	Beazer 3	39.92417, -80.10866	1440	1,556	57,163
M5238116	J & J	39.99807, -80.20293	1440	1,556	57,163
M5238117	J & J	39.99807, -80.20293	1440	1,556	57,163
M5248049	J & J	39.99807, -80.20293	1440	1,556	57,163
M5241305	Harden Farm 1	39.939969, -80.264877	1440	1,556	57,163
M5241307	Harden Farm 2	39.939969, -80.264877	1440	1,556	57,163
M5241308	Harden Farm 3	39.939969, -80.264877	1440	1,556	57,163

Exhibit F

Amendment No. 5

Meter ID	Meter Name	GPS Coordinates	MAOP	MinDQ* (Mcf / Day)	MaxDQ (Mcf / Day)
M5274165	Green Hill - Meter 1	39.89708, -80.31778	1400	2,100	31,750
M5274166	Green Hill - Meter 2	39.89708, -80.31778	1400	2,100	31,750
M5274167	Green Hill - Meter 3	39.89708, -80.31778	1400	2,100	31,750
M5272524	Harris	39.95349, -80.19008	720	1,800	49,000
M5291357	Harris Run B	39.95349, -80.19008	720	1,800	49,000
* Calculated @ minimum NOP with minimum Beta plate when applicable
Responsibility for Interconnect Facility Equipment. Each of the following tables establish, for the meter specified in the cell located in the first row of the first column of such table (or, if no meter is specified in such cell, then for each meter not specified in any of the other tables included below) the design, construction, operation, maintenance and cost responsibility for certain aspects of the Interconnect Facilities. All of the following design responsibilities designated as Producer’s responsibility shall be incorporated into the design and construction of the Interconnect Facilities

Exhibit F

Amendment No. 5

EXHIBIT F (Section III.A.2.)
Responsibility for Interconnect Facility Equipment

McMillen 2 MM – 1, M5256116 McMillen 2 MM – 2, M5256117 McMillen 2 MM – 3, M5256118 STATION EQUIPMENT	REQUIRED	DESIGN SPECIFICATIONS	INSTALL	OWNERSHIP	OPERATE	MAINTAIN
PIPING
EQT Pipeline-Tap & Valve	Yes	Company	Company	Company	Company	Company
Inlet Piping	Yes	Customer	Customer	Customer	Customer	Customer
Station & Outlet Piping	Yes	Company	Customer	Customer	Company	Customer
Test Station - inlet piping	No
Test Station - outlet piping	Yes	Company	Company	Company	Company	Company
Corrosion coupon	Yes	Company	Company	Company	Company	Company
GAS CONDITIONING
Filter Separator	Yes	Company	Customer	Customer	Customer	Customer
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Company	Customer	Customer	Company	Customer
Meter & Flow Control Risers, Valves, etc…	Yes	Company	Customer	Customer	Company	Customer
Electronic Measurement & Telecomm Hardware	Yes	Company	Customer	Customer	Company	Customer
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	No
Overpressure Device	Yes	Company	Customer	Customer	Company	Customer
Station Isolation Valve	Yes	Company	Customer	Customer	Company	Customer
Flow Control Valve	No
Heat	No
Check Valve	Yes	Company	Customer	Customer	Company	Customer
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication Service(s)	Yes	Company	Customer	Customer	Company	Customer
Electrical Service	Yes	Company	Customer	Customer	Company	Customer
Building - Gas Chromatograph	No
Building - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Company	Customer	Customer	Company	Customer
Air Permit	No

Amendment No. 5

Moore MM B Run, 5100065 Moore MM Run 2, M5277181 STATION EQUIPMENT	REQUIRED	DESIGN	INSTALL	OWNERSHIP	OPERATE	MAINTAIN	SPECIAL PROVISIONS/ EQUIPMENT SPECS.
PIPING
Pipeline-Tap & Valve	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	12” Tee
Inlet & Station Piping	Yes	Producer	Producer	Producer	Producer	Producer
Outlet & Station Piping	Yes	Gatherer	Producer	Producer	Gatherer	Producer	12”
Test Station - inlet piping	Yes	Producer	Producer	Producer	Producer	Producer
Test Station - outlet piping	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Corrosion coupon	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
GAS CONDITIONING
Filter Separator	Yes	Gatherer	Producer	Producer	Producer	Producer	LLSO - 16" Barrel & Shawndra Filter
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Gatherer	Producer	Producer	Gatherer	Producer	(2) 8” Orifice
Meter & Flow Control Risers, Valves, etc…	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Electronic Measurement & Telecom Hardware	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Eagle/1 RTU (ea meter)
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Gatherer	Producer	Producer	Gatherer	Producer	2X 6” CV/OPP
Overpressure Device	Yes	Gatherer	Producer	Producer	Gatherer	Producer	2X 6” OPP
Station Isolation Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	8”
Flow Control Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	2X 6” CV (same devices as Primary Pressure. Control.)
Heat	No
Check Valve	Yes	Gatherer	Producer	Producer	Producer	Producer	2 X 8”
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication service	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	Radio or Cell
Electrical Service	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Solar
Building - Gas Chromatograph	No
Building - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Air Permit	No

Amendment No. 5

Alpha 1, M5224627 Alpha 2, M5224714 Alpha 3, M5274373 STATION EQUIPMENT	REQUIRED	DESIGN	INSTALL	OWNERSHIP	OPERATE	MAINTAIN	SPECIAL PROVISIONS/ EQUIPMENT SPECS.
PIPING
Pipeline-Tap & Valve	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	10” hot tap
Inlet & Station Piping	Yes	Producer	Producer	Producer	Producer	Producer	10” minimum
Outlet & Station Piping	Yes	Gatherer	Producer	Producer	Gatherer	Producer	10” minimum
Test Station - inlet piping	Yes	Producer	Producer	Producer	Producer	Producer
Test Station - outlet piping	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Corrosion coupon	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
GAS CONDITIONING
Filter Separator	Yes	Gatherer	Producer	Producer	Producer	Producer	EQT Approved Peco Cyclotube
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Two 8” orifice
Meter & Flow Control Risers, Valves, etc…	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Valves for 8” meter skid
Electronic Measurement & Telecom Hardware	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Eagle/1 RTU (for each meter)
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Primary and Monitor control valves are req'd UNLESS a Rupture Pin Valve is installed
Overpressure Device	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Rupture Pin Valve or Primary and Monitor Control Valve
Station Isolation Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Manual valve at header
Flow Control Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	In lieu of flow control valve, OPP is acceptable
Heat	No
Check Valve	Yes	Gatherer	Producer	Producer	Producer	Producer	For each 8” meter skid
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication service	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	Cell Modem
Electrical Service	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Solar & Battery
Building - Gas Chromatograph	No
Building - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Air Permit	No

Amendment No. 5

Shipman Gathering MM – Run 1, M5219031 Shipman Gathering MM – Run 2, M5219033 Shipman Gathering MM – Run 3, M5258883 STATION EQUIPMENT	REQUIRED	DESIGN	INSTALL	OWNERSHIP	OPERATE	MAINTAIN
PIPING
Pipeline-Tap & Valve	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Inlet & Station Piping	Yes	Producer	Producer	Producer	Producer	Producer
Outlet & Station Piping	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Test Station - inlet piping	Yes	Producer	Producer	Producer	Producer	Producer
Test Station - outlet piping	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Corrosion coupon	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
GAS CONDITIONING
Filter Separator	Yes	Gatherer	Producer	Producer	Producer	Producer
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Meter & Flow Control Risers, Valves, etc…	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Electronic Measurement & Telecom Hardware	Yes	Gatherer	Producer	Producer	Gatherer	Producer
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Overpressure Device	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Station Isolation Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Flow Control Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Heat	No
Check Valve	Yes	Gatherer	Producer	Producer	Producer	Producer
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication service	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Electrical Service	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Building - Gas Chromatograph	No
Building - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Air Permit	No

Amendment No. 5

Green Hill- Meter 1, M5274165 Green Hill- Meter 2, M5274166 Green Hill- Meter 3, M5274167 STATION EQUIPMENT	REQUIRED	DESIGN SPECIFICATIONS	INSTALL	OWNERSHIP	OPERATE	MAINTAIN
PIPING
EQT Pipeline-Tap & Valve	Yes	Company	Company	Company	Company	Company
Inlet Piping	Yes	Customer	Customer	Customer	Customer	Customer
Station & Outlet Piping	Yes	Company	Customer	Customer	Company	Customer
Test Station - inlet piping	Yes	Customer	Customer	Customer	Customer	Customer
Test Station - outlet piping	Yes	Company	Company	Company	Company	Company
Corrosion coupon	Yes	Company	Company	Company	Company	Company
GAS CONDITIONING
Filter Separator	Yes	Company	Customer	Customer	Customer	Customer
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Company	Customer	Customer	Company	Customer
Meter & Flow Control Risers, Valves, etc…	Yes	Company	Customer	Customer	Company	Customer
Electronic Measurement & Telecomm Hardware	Yes	Company	Customer	Customer	Company	Customer
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No

PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Company	Customer	Customer	Company	Customer
Overpressure Device	Yes	Company	Customer	Customer	Company	Customer
Station Isolation Valve	Yes	Company	Customer	Customer	Company	Customer
Flow Control Valve	No
Heat	No
Check Valve	Yes	Company	Customer	Customer	Company	Customer
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication Service(s)	Yes	Company	Customer	Customer	Company	Customer
Electrical Service	Yes	Company	Customer	Customer	Company	Customer
Building - Gas Chromatograph	No
Building - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Company	Customer	Customer	Company	Customer
Air Permit	No

Amendment No. 5

Harris, M5272524 Harris Run B, M5291357 STATION EQUIPMENT	REQUIRED	DESIGN SPECIFICATIONS	INSTALL	OWNERSHIP	OPERATE	MAINTAIN
PIPING
EQT Pipeline-Tap & Valve	Yes	Company	Company	Company	Company	Company
Inlet Piping	Yes	Customer	Customer	Customer	Customer	Customer
Station & Outlet Piping	Yes	Company	Customer	Customer	Company	Customer
Test Station - inlet piping	No
Test Station - outlet piping	Yes	Company	Company	Company	Company	Company
Corrosion coupon	Yes	Company	Company	Company	Company	Company
GAS CONDITIONING
Filter Separator	Yes	Company	Customer	Customer	Customer	Customer
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Company	Customer	Customer	Company	Customer
Meter & Flow Control Risers, Valves, etc…	Yes	Company	Customer	Customer	Company	Customer
Electronic Measurement & Telecomm Hardware	Yes	Company	Customer	Customer	Company	Customer
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	No
Overpressure Device	Yes	Company	Customer	Customer	Company	Customer
Station Isolation Valve	Yes	Company	Customer	Customer	Company	Customer
Flow Control Valve	No
Heat	No
Check Valve	Yes	Company	Customer	Customer	Company	Customer
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication Service(s)	Yes	Company	Customer	Customer	Company	Customer
Electrical Service	Yes	Company	Customer	Customer	Company	Customer
Building - Gas Chromatograph	No
Building - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Company	Customer	Customer	Company	Customer
Air Permit	No